American Century Municipal Trust Prospectus and Summary Prospectus Supplement High-Yield Municipal Fund
Supplement dated January 1, 2012 ¡ Summary Prospectus and Prospectus dated October 1, 2011

The following replaces the Portfolio Manager sections on page 4 of the summary prospectus and on page 5 of the prospectus:

Portfolio Managers

Steven M. Permut, Senior Vice President and Senior Portfolio Manager, has had or shared primary responsibility for the management of the fund since 1998, and has served on teams managing fixed-income investments since joining the advisor in 1987.

Joseph Gotelli, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2012, and has served on teams managing fixed-income investments since joining the advisor in 2008.

Alan Kruss, Vice President and Portfolio Manager, has shared primary responsibility for the management of the fund since 2012, and has served on teams managing fixed-income investments since joining the advisor in 1997.

The following replaces The Fund Management Team section on page 9 of the prospectus:

The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the fund’s strategic investment parameters based on economic and market conditions. All portfolio managers listed below are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the fund described in this prospectus.

Steven M. Permut (Macro Strategy Team Representative)

Mr. Permut, Senior Vice President and Senior Portfolio Manager, joined American Century Investments in 1987. He became a portfolio manager in 1990. He has shared primary responsibility for the management of the fund since 2006, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in business and geography from State University of New York – Oneonta and an MBA in finance from Golden Gate University – San Francisco.

Joseph Gotelli

Mr. Gotelli, Vice President and Portfolio Manager, joined American Century Investments in 2008 as a portfolio manager. He has shared primary responsibility for the management of the fund since 2012, and has served on teams managing fixed-income investments since joining the advisor. Prior to joining American Century Investments, he spent six years at Franklin Templeton Investments as an assistant portfolio manager. He has a bachelor’s degree in business economics from the University of California, Santa Barbara and an MBA from Santa Clara University.

Alan Kruss

Mr. Kruss, Vice President and Portfolio Manager, joined American Century Investments in 1997. He became a portfolio manager in 2001. He has shared primary responsibility for the management of the fund since 2012, and has served on teams managing fixed-income investments since joining the advisor. He has a bachelor’s degree in finance from San Francisco State University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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